Exhibit 10.2

UNIVERSAL LOGISTICS HOLDINGS, INC.

2024 EQUITY INCENTIVE PLAN

NON-STATUTORY STOCK OPTION AGREEMENT

THIS NON-STATUTORY STOCK OPTION AGREEMENT (the “Agreement”) is made on [•] (the “Effective Date”), by and between Universal Logistics Holdings, Inc., a Michigan corporation (the “Company”), and the undersigned Participant.

Name of Participant	Grant Date	Expiration Date	No. of Shares	Exercise Price / Share
[•]	[•]	[•]	[•]	[•]

The Company hereby grants to Participant an option (the “Option”) to purchase such number of shares (the “Shares”) of the Company’s common stock (the “Common Stock”) set forth above, at the above-referenced exercise price, subject to the terms, definitions and provisions of this Agreement. The Company makes this Award under and pursuant to the terms of the Company’s 2024 Equity Incentive Plan (the “Plan”). The Option is intended to be a non-qualified stock option and is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986, as amended.

1. Vesting and Exercise.

(a) Vesting. The Option will become exercisable in accordance with the following vesting schedule:

Vesting Date	Percentage of Option that Vests on Vesting Date
[•]	[•%]
[•]	[•%]
[•]	[•%]

(b) Continuous Service. All vesting is dependent and conditioned on the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant (“Continuous Service”), not being interrupted or terminated before the Vesting Date, provided that the Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service. The right of exercise shall be cumulative so that to the extent the Option is not exercised in any period to the maximum extent permissible it shall continue to be exercisable, in whole or in part, with respect to all Shares for which it is vested until the earlier of the Final Exercise Date or the termination of this Option under Section 1(d) hereof or the Plan.

(b) Form of Exercise. Each election to exercise this Option shall be in writing, signed by the Participant (which election and signature may be electronic, to the extent provided by the Company), and received by the Company at its principal office, accompanied by this Agreement, and payment in full in the manner provided in the Plan. The Participant is only permitted to use the methods of payment in Sections 6 of the Plan and, to the extent approved by the Administrator, any other lawful consideration permitted under the Plan as the Administrator may determine, including by combination of any of the foregoing permitted forms of payment. The Participant may purchase less than the number of Shares covered hereby; provided, however, no partial exercise of this Option may be for any fractional Share.

(c) Restrictions on Exercise. As a condition to the exercise of this Option, the Company may require the Participant to make any representation and warranty to the Company as may be required by Applicable Laws.

(d) Termination, Death or Disability.

(i) If the Participant’s Continuous Service ceases for any reason, then, except as provided in subparagraphs (ii) and (iii) below, the right to exercise this Option shall terminate three months after such cessation (but in no event after the Expiration Date); provided, however, this Option shall be exercisable only to the extent that the Participant was entitled to exercise this Option on the date of such cessation. Notwithstanding the foregoing, if the Participant, prior to the Expiration Date, violates any non-competition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the Company or its Affiliates, the right to exercise this Option shall terminate immediately upon such violation.

(ii) If the Participant’s Continuous Service ceases as a result of his or her death or disability (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date and neither the Company nor any of it Affiliates has terminated its relationship with the Participant for “Cause” as specified in subparagraph (iii) below, this Option shall be exercisable, within the period of one year following the date of death or disability of the Participant, by the Participant (or in the case of death by an authorized transferee), provided, however, this Option shall be exercisable only to the extent that this Option was exercisable by the Participant on the date of his or her death or disability, and provided, further, that this Option shall not be exercisable after the Expiration Date.

(iii) If, prior to the Expiration Date, the Participant’s Continuous Service ceases as a result of being terminated by Cause by the Company or its Affiliate, then the right to exercise this Option shall terminate immediately upon the effective time of such termination of employment or other relationship; provided, however, if the determination that the Participant is terminated for Cause is made by the Administrator after the time of such termination of employment or other relationship, the right to exercise this Option shall terminate immediately upon the date the Participant is given notice by the Company that it has determined that the termination is for Cause (or such other date, not later than the Expiration Date, that is specified in such notice). If, prior to the Expiration Date, the Participant is given notice by the Company of the termination of his or her employment or other relationship for Cause, and the effective time of such employment or other termination is subsequent to the time of the delivery of such notice, the right to exercise this Option shall be suspended from the time of the delivery of such notice until the earlier of (x) such time as it is determined or otherwise agreed that the Participant’s employment or other relationship shall not be terminated for Cause as provided in such notice or (y) the effective time of such termination of employment or other relationship (in which case the right to exercise this Option shall, pursuant to the preceding sentence, terminate immediately upon the effective time of such termination of employment or other relationship.

(vi) This Option shall terminate on the Expiration Date, unless terminated prior thereto as provided herein or in the Plan.

2. Non-transferability of Option. This Option shall not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, pursuant to a qualified domestic relations order, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, that, this Option may be gratuitously transferred by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to this Option to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of this Option. For the avoidance of doubt, nothing contained in this Section 2 shall be deemed to restrict a transfer to the Company. No interest or right in this Option shall be liable for the debts, contracts or engagements of the Participant or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition of an interest or right in this Option shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding provisions of this Section 2.

3. Stock Subject to the Option. The Company and the Participant agree that the Shares of Common Stock of the Company acquired upon exercise of the Option shall not be sold or transferred for 180 days after issuance and shall be subject to the other restrictions set forth in the Plan and subject to the restriction as set out in Paragraph 4 of this Agreement.

4. Right of First Refusal. The Participant shall not sell or transfer the Shares issued upon exercise of the Option without first providing to the Company a notice of intent to sale (the “Notice”) at least five (5) days prior to the intended sale date. After the Notice, the Company shall have until the close of business on the fourth business day after the Notice to agree to purchase the Shares intended for sale. If the Company exercises its right to purchase the Shares, the purchase shall be on the fifth day after the Notice and the purchase price shall be the fair market value of the Common Stock on that day. If the Company does not exercise its right, then the Participant shall have ten (10) business days thereafter to sell the Shares. If the Participant does not sell the Shares within such 10-day period, this right of first refusal shall be applicable to any subsequent sale of the subject Shares.

5. Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either part at such other address as either party hereto may hereafter designate in writing to the other party. Any such notice shall be deemed effective upon receipt thereof by the addressee.

6. No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Participant the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time terminate the employment of the Participant or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

7. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and heirs of the respective parties. All obligations imposed upon the Participant and all rights granted to the Company under this Agreement shall be binding upon Participant’s heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Participant, his or her heirs, legal representatives or successors may have in respect to the Plan or any options or Common Stock granted or issued hereunder, whether to himself or to any other person.

8. Withholding. Participant shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of an Option, its exercise or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding taxes.

9. Governing Plan and Plan Amendments. By entering into this Agreement, the Participant agrees and acknowledges that the Participant has received a copy of the Plan. The Award and this Agreement are subject to the terms and conditions of the Plan. The Plan is incorporated into this Agreement by reference. By signing this Agreement, Participant accepts this Award, acknowledges receipt of a copy of the Plan and acknowledges that the Award is subject to all the terms and provisions of the Plan and this Agreement. You further agree to accept as binding, conclusive and final all decisions and interpretations by the Administrator of the Plan upon any questions arising under the Plan. This Agreement shall be subject to the terms of the Plan except that this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of this Agreement without the Participant’s written consent.

10. Terms. Any capitalized terms used in this Agreement that are not otherwise defined shall have the meanings ascribed to them in the Plan.

11. Data Privacy Notice. In order to assist in the administration of the Plan, the Company may process personal data about the Participant. Such data includes but is not limited to the information provided in this Agreement and any changes thereto, other appropriate personal and financial data about the Participant such as home address and business addresses and other contact information, payroll information and any other information that might be deemed appropriate by the Company to facilitate the administration of the Plan. By accepting this Option, the Participant gives explicit consent to the Company to process any such personal data. The Participant also gives explicit consent to the Company to transfer any such personal data outside or within the country in which the Participant works or is employed, including, with respect to non-U.S. resident Participants, to the United States, to transferees who shall include the Company, a broker retained by the Participant or the Company for the purpose of assisting with an exercise of options and other persons who are designated by the Company to administer or assist with the implementation, administration or management of the Plan. The Participant may object to the collection, use, processing or transfer of such data by notifying the Secretary of the Company in writing. The Participant understands that such objection may impair his or her ability to participate in the Plan.

12. Compensation Recovery; Other Policies. By signing this Agreement, Participant acknowledges and agrees that any Award previously granted to the Participant by the Company (under this Plan or any other current or prior equity plan of the Company), including the Option subject to this Award, and any amounts or benefits arising from such Awards, including but not limited to shares of Common Stock issued or cash paid pursuant to such Awards (including any dividends or distributions) or proceeds realized by the Participant (on a pre-tax basis) due to the sale or other transfer of Shares of Common Stock issued pursuant to such Awards shall be subject to (i) any recoupment, clawback, equity holding, stock ownership or similar policies adopted and amended by the Company from time to time and (ii) recoupment, clawback, equity holding, stock ownership or similar requirements law, regulation or listing standards applicable to the Company from time to time.

13. Code Section 409A. It is intended that this Award be exempt from or comply with Section 409A of the Code and this Agreement shall be interpreted and administered in a manner which effectuates such intent; provided, however, that in no event shall the Company or any Subsidiary be liable for any additional tax, interest or penalty imposed upon or other damage suffered by the Participant on account of this Award being subject to but not in compliance with Section 409A of the Code.

14. Entire Agreement. This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

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COMPANY:

Universal Logistics Holdings, Inc.

By: _________________________

Name: _______________________

Title: ________________________

THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2024 EQUITY INCENTIVE PLAN, WHICH IS INCORPORATED INTO THIS AGREEMENT BY REFERENCE, CONFERS ON THE PARTICIPANT ANY RIGHT WITH RESPECT TO CONTINUATION AS A SERVICE PROVIDER OR DIRECTOR OF THE COMPANY OR ANY AFFILIATE OF THE COMPANY, NOR INTERFERES IN ANY WAY WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE OR DIRECTOR RELATIONSHIP AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.

BY ACCEPTING THIS AGREEMENT, THE PARTICIPANT ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN AND REPRESENTS THAT THE PARTICIPANT IS FAMILIAR WITH THE TERMS AND PROVISIONS OF THE PLAN. THE PARTICIPANT ACCEPTS THE OPTIONS AND SHARES SUBJECT TO ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT. THE PARTICIPANT HAS REVIEWED THE PLAN AND THIS AGREEMENT IN THEIR ENTIRETY. THE PARTICIPANT AGREES TO ACCEPT AS BINDING, CONCLUSIVE AND FINAL ALL DECISIONS OR INTERPRETATIONS OF THE ADMINISTRATOR UPON ANY QUESTIONS ARISING UNDER THE PLAN OR THIS AGREEMENT.

PARTICIPANT:

____________________________

(Signature)

Name: _______________________

Date: ________________________